Blue Owl Capital Corporation Announces September 30, 2026 Financial Results

NEW YORK — November 4, 2026 — Blue Owl Capital Corporation (NYSE: OBDC) (“OBDC” or the “Company”) today announced financial results for its third quarter ended September 30, 2026.

THIRD QUARTER 2026 HIGHLIGHTS

•Third quarter GAAP net investment income (“NII”) per share of $0.34
•Third quarter adjusted NII per share(1) of $0.33, as compared to the prior quarter of $0.34
•Based on OBDC's supplemental dividend framework, the Board of Directors (the “Board”) declared a third quarter supplemental dividend of $0.01 per share
•Dividends declared totaled $0.32 per share, representing an annualized dividend yield of 8.9%(2)
•Net asset value (“NAV”) per share of $14.32, as compared to $14.26 as of June 30, 2026, primarily reflecting net unrealized appreciation from higher portfolio marks and accretive share repurchases
•New investment commitments for the third quarter were $891 million and sales and repayments were $634 million, as compared to $319 million of new investment commitments and $747 million of sales and repayments for the three months ended June 30, 2026
•Investments on non-accrual represented 2.9% and 0.8% of the portfolio at cost and fair value, respectively, as compared to 2.8% and 0.8% as of June 30, 2026
•Repurchased $35 million of common stock during the quarter, which was accretive to third quarter NAV per share
•Closed on a $292 million CLO priced at S+160, marginally reducing OBDC's cost of secured financing

“We are very pleased with OBDC's results this quarter, resulting in a 10.3% annualized return on net income. Earnings continued to comfortably cover the base dividend and NAV increased 40 basis points. Our borrowers have sustained year-over-year growth and credit quality remained strong, with no new issuers added to non-accrual,” said Craig W. Packer, Chief Executive Officer. “Looking ahead, we are well positioned to benefit from improved market economics as investments originated at wider spreads begin to fund, while higher base rates could provide an additional tailwind as our floating-rate loans reset.”

Dividend Declaration
On November 3, 2026, the Board declared a fourth quarter 2026 base dividend of $0.31 per share for stockholders of record as of December 31, 2026, payable on or before January 15, 2027.

The Board also declared a third quarter 2026 supplemental dividend of $0.01 per share, related to the Company's third quarter 2026 earnings, for stockholders of record as of November 30, 2026, payable on or before December 15, 2026.

______________________
(1) See Non-GAAP Financial Measures for a description of the non-GAAP measures and the reconciliations from the most comparable GAAP financial measures to the Company's non-GAAP measures, including on a per share basis. The Company's management utilizes these non-GAAP financial measures to internally analyze and assess financial results and performance. These measures are also considered useful by management as an additional resource for investors to evaluate the Company's ongoing results and trends, as well as its performance, excluding non-cash income or gains related to the merger between the Company and Blue Owl Capital Corp. III (“OBDE”) (such merger, the “OBDE Merger”), which closed on January 13, 2025. The presentation of non-GAAP measures is not intended to be a substitute for financial results prepared in accordance with GAAP and should not be considered in isolation.
(2) Dividend yield based on OBDC's annualized Q3'26 base dividend of $0.31 per share payable to shareholders of record as of September 30, 2026, annualized Q3'26 supplemental dividend of $0.01 per share payable to shareholders of record as of November 30, 2026, and Q3'26 NAV per share of $14.32 less Q3'26 supplemental dividend per share of $0.01.

SELECT FINANCIAL HIGHLIGHTS

	As of and for the Three Months Ended
($ in thousands, except per share amounts)	September 30, 2026	June 30, 2026	September 30, 2025
GAAP results:
Net investment income per share	$0.34	$0.36	$0.37
Net realized and unrealized gains (losses) per share	$0.03	$(0.22)	$(0.12)
Net increase (decrease) in net assets resulting from operations per share	$0.37	$0.13	$0.25

Non-GAAP financial measures(1):
Adjusted net investment income per share	$0.33	$0.34	$0.36
Adjusted net realized and unrealized gains (losses) per share	$0.04	$(0.21)	$(0.11)
Adjusted net increase (decrease) in net assets resulting from operations per share	$0.37	$0.13	$0.25

Base dividend declared per share	$0.31	$0.31	$0.37
Supplemental dividend declared per share	$0.01	$0.02	$—

Total investments at fair value	$15,095,927	$14,955,049	$17,136,548
Debt (net of unamortized debt issuance costs)	$8,134,655	$7,903,533	$9,528,525
Total net assets	$7,014,902	$7,031,759	$7,611,271
Net asset value per share	$14.32	$14.26	$14.89
Net debt-to-equity	1.13x	1.11x	1.22x
______________________
(1) See Non-GAAP Financial Measures for a description of the non-GAAP measures and the reconciliations from the most comparable GAAP financial measures to the Company's non-GAAP measures, including on a per share basis. The Company's management utilizes these non-GAAP financial measures to internally analyze and assess financial results and performance. These measures are also considered useful by management as an additional resource for investors to evaluate the Company's ongoing results and trends, as well as its performance, excluding non-cash income or gains related to the OBDE Merger. The presentation of non-GAAP measures is not intended to be a substitute for financial results prepared in accordance with GAAP and should not be considered in isolation.

PORTFOLIO COMPOSITION

As of September 30, 2026, the Company had investments in 233 portfolio companies across 29 industries, with an aggregate portfolio size of $15.1 billion at fair value and an average investment size of $64.8 million at fair value.

	September 30, 2026		June 30, 2026		September 30, 2025
($ in thousands)	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total
Portfolio composition:
First-lien senior secured debt investments[1]	$11,017,777	73.1%	$10,937,849	73.2%	$12,755,706	74.4%
Second-lien senior secured debt investments	699,233	4.6%	674,223	4.5%	871,481	5.1%
Unsecured debt investments	389,154	2.6%	377,224	2.5%	391,717	2.3%
Specialty finance debt investments	178,964	1.2%	171,254	1.1%	155,201	0.9%
Preferred equity investments	275,703	1.8%	262,536	1.8%	565,961	3.3%
Common equity investments	713,998	4.7%	714,693	4.8%	694,041	4.1%
Specialty finance equity	1,407,540	9.3%	1,426,590	9.5%	1,302,573	7.6%
Joint ventures	413,558	2.7%	390,680	2.6%	399,868	2.3%
Total investments	$15,095,927	100.0%	$14,955,049	100.0%	$17,136,548	100.0%
(1) The Company considers 51%, 52% and 52% of first-lien senior secured debt investments to be unitranche loans as of September 30, 2026, June 30, 2026 and September 30, 2025, respectively.

	September 30, 2026	June 30, 2026	September 30, 2025
Number of portfolio companies	233	229	238
Percentage of debt investments at floating rates	95.5%	96.0%	97.4%
Percentage of senior secured debt investments	78.9%	78.8%	80.4%
Weighted average spread over base rate of floating rate debt investments	5.6%	5.6%	5.7%
Weighted average total yield of accruing debt and income-producing securities at fair value	10.1%	9.9%	10.3%
Weighted average total yield of accruing debt and income-producing securities at cost	10.2%	9.9%	10.4%
Percentage of investments on non-accrual of the portfolio at fair value	0.8%	0.8%	1.3%

PORTFOLIO AND INVESTMENT ACTIVITY

For the three months ended September 30, 2026, new investment commitments totaled $891 million across 14 new portfolio companies and 7 existing portfolio companies. For the three months ended June 30, 2026, new investment commitments were $319 million across 5 new portfolio companies and 8 existing portfolio companies.

For the three months ended September 30, 2026, the principal amount funded totaled $642 million and aggregate principal amount of sales and repayments totaled $634 million. For the three months ended June 30, 2026, the principal amount of new investments funded was $219 million and aggregate principal amount of sales and repayments was $747 million.

	For the Three Months Ended September 30,	For the Three Months Ended June 30,	For the Three Months Ended September 30,
($ in thousands)	2026	2026	2025
New investment commitments:
Gross originations	$924,854	$357,074	$1,347,128
Less: Sell downs	(33,750)	(37,750)	(9,127)
Total new investment commitments	$891,104	$319,324	$1,338,001
Principal amount of new investments funded:
First-lien senior secured debt investments	$567,573	$208,532	$786,960
Second-lien senior secured debt investments	32,083	—	—
Unsecured debt investments	—	—	4,694
Specialty finance debt investments	—	—	20,406
Preferred equity investments	—	—	6,961
Common equity investments	7,624	—	17,796
Specialty finance equity investments	19,697	5,239	115,151
Joint venture investments	14,531	4,844	11,473
Total principal amount of new investments funded	$641,508	$218,615	$963,441

Drawdowns (repayments) on revolvers and delayed draw term loans, net	$64,909	$210,160	$106,648

Principal amount of investments sold or repaid:
First-lien senior secured debt investments(1)	$(579,981)	$(432,759)	$(711,677)
Second-lien senior secured debt investments	(16,500)	(33,720)	(8,000)
Unsecured debt investments	—	(2,040)	—
Specialty finance debt investments	—	—	—
Preferred equity investments	—	(255,888)	(2,448)
Common equity investments	(11,035)	(249)	(4,694)
Specialty finance equity investments	(26,373)	(22,043)	(70,303)
Joint venture investments	—	—	—
Total principal amount of investments sold or repaid	$(633,889)	$(746,699)	$(797,122)

Number of new investment commitments in new portfolio companies(2)	14	5	13
Average new investment commitment amount in new portfolio companies	$56,687	$49,525	$62,419
Weighted average term for new investment commitments (in years)	5.4	6.1	5.6
Percentage of new debt investment commitments at floating rates	81.1%	100.0%	97.4%
Percentage of new debt investment commitments at fixed rates	18.9%	—%	2.6%
Weighted average interest rate of new investment commitments(3)	9.3%	8.7%	9.0%
Weighted average spread over applicable base rate of new debt investment commitments at floating rates	5.2%	4.9%	5.0%
_____________________
(1)Includes scheduled paydowns.
(2)Number of new investment commitments represents commitments to a particular portfolio company.
(3)Assumes each floating rate commitment is subject to the greater of the interest rate floor (if applicable) or 3-month SOFR, which was 4.08%, 3.73% and 3.98% as of September 30, 2026, June 30, 2026 and September 30, 2025, respectively.

RESULTS OF OPERATIONS FOR THE THIRD QUARTER ENDED SEPTEMBER 30, 2026

Investment Income
Investment income decreased to $392 million for the three months ended September 30, 2026 from $401 million for the three months ended June 30, 2026, primarily driven by the impact of lower non-recurring other income from the elevated level in the prior quarter, partially offset by higher dividend income. The Company expects that investment income will vary based on a variety of factors including the pace of originations and repayments, spreads of new deployments, and base rate movements.

Expenses
Total expenses decreased to $222 million for the three months ended September 30, 2026 from $224 million for the three months ended June 30, 2026, primarily driven by lower management fees due to a decrease in average adjusted gross assets and lower performance-based incentive fees due to lower pre-incentive fee net investment income. As a percentage of total assets, professional fees, directors’ fees and other general and administrative expenses remained relatively consistent period-over-period.

Liquidity and Capital Resources
As of September 30, 2026, the Company had $373 million in cash and restricted cash, $8.3 billion in total principal value of debt outstanding, with $3.2 billion of undrawn capacity(1) on the Company’s credit facilities and $4.3 billion of unsecured notes. The funding mix was composed of 47.8% secured and 52.2% unsecured borrowings as of September 30, 2026 on an outstanding basis. The Company was in compliance with all financial covenants under its credit facilities as of September 30, 2026. The Company has analyzed cash and cash equivalents, availability under its credit facilities, the ability to rotate out of certain assets and amounts of unfunded commitments that could be drawn and believes its liquidity and capital resources are sufficient to take advantage of market opportunities.

CONFERENCE CALL AND WEBCAST INFORMATION

Conference Call Information:
The conference call will be broadcast live on November 5, 2026 at 10:00 a.m. Eastern Time on the News & Events section of OBDC’s website at www.blueowlcapitalcorporation.com. To pre-register for the call, please use the following link: www.blueowlcapitalcorporation.com/webcast-registration?event_id=29495.

Participants are also invited to access the conference call by dialing one of the following numbers:
•Domestic: (877) 737-7048
•International: +1 (201) 689-8523

All callers will need to reference “Blue Owl Capital Corporation” once connected with the operator. All callers are asked to dial in 10-15 minutes prior to the call so that name and company information can be collected.

Replay Information:
An archived replay will be available for 14 days via a webcast link located on the News & Events section of OBDC’s website, and via the dial-in numbers listed below:
•Domestic: (877) 660-6853
•International: +1 (201) 612-7415
•Access Code: 13763100

_____________________
(1) Reflects undrawn debt which is based on committed debt less debt outstanding as of September 30, 2026, and may not reflect the amount currently available due to borrowing base restrictions.

ABOUT BLUE OWL CAPITAL CORPORATION

Blue Owl Capital Corporation (NYSE: OBDC) is a specialty finance company focused on lending to U.S. middle-market companies. As of September 30, 2026, OBDC had investments in 233 portfolio companies with an aggregate fair value of $15.1 billion. OBDC has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended. OBDC is externally managed by Blue Owl Credit Advisors LLC, an SEC-registered investment adviser that is an indirect affiliate of Blue Owl Capital Inc. (“Blue Owl”) (NYSE: OWL) and part of Blue Owl's Credit platform.

Certain information contained herein may constitute “forward-looking statements” that involve substantial risks and uncertainties. Such statements involve known and unknown risks, uncertainties and other factors and undue reliance should not be placed thereon. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about OBDC, its current and prospective portfolio investments, its industry, its beliefs and opinions, and its assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “targets,” “projects,” “outlook,” “potential,” “predicts” and variations of these words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond OBDC’s control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements including, without limitation, the risks, uncertainties and other factors identified in OBDC's filings with the SEC. Investors should not place undue reliance on these forward-looking statements, which apply only as of the date on which OBDC makes them. OBDC does not undertake any obligation to update or revise any forward-looking statements or any other information contained herein, except as required by applicable law.

INVESTOR CONTACTS

Investor Contact:
Michael Mosticchio
Head of BDC Investor Relations
credit-ir@blueowl.com

Media Contact:
Andrew Williams
Head of Communications
media@blueowl.com

FINANCIAL HIGHLIGHTS

	For the Three Months Ended
($ in thousands, except per share amounts)	September 30, 2026	June 30, 2026	September 30, 2025
Investments at fair value	$15,095,927	$14,955,049	$17,136,548
Total assets	$15,636,304	$15,354,604	$17,605,091
Net asset value per share	$14.32	$14.26	$14.89

GAAP results:
Total investment income	$392,056	$401,342	$453,065
Net investment income	$166,926	$176,173	$190,084
Net increase (decrease) in net assets resulting from operations	$180,058	$65,739	$128,181

GAAP per share results:
Net investment income	$0.34	$0.36	$0.37
Net realized and unrealized gains (losses)	$0.03	$(0.22)	$(0.12)
Net increase (decrease) in net assets resulting from operations(1)	$0.37	$0.13	$0.25

Non-GAAP financial measures(2):
Adjusted total investment income	$387,291	$395,726	$446,307
Adjusted net investment income	$162,161	$170,557	$183,326
Adjusted net increase (decrease) in net assets resulting from operations	$180,058	$65,739	$128,181

Non-GAAP per share financial measures(2):
Adjusted net investment income	$0.33	$0.34	$0.36
Adjusted net realized and unrealized gains (losses)	$0.04	$(0.21)	$(0.11)
Adjusted net increase (decrease) in net assets resulting from operations(1)	$0.37	$0.13	$0.25

Base dividend declared per share	$0.31	$0.31	$0.37
Supplemental dividend declared per share	$0.01	$0.02	$—

Weighted average yield of accruing debt and income producing securities at fair value	10.1%	9.9%	10.3%
Weighted average yield of accruing debt and income producing securities at amortized cost	10.2%	9.9%	10.4%
Percentage of debt investments at floating rates	95.5%	96.0%	97.4%

______________________
(1) Totals may not sum due to rounding. (2) See Non-GAAP Financial Measures for a description of the non-GAAP measures and the reconciliations from the most comparable GAAP financial measures to the Company's non-GAAP measures, including on a per share basis. The Company's management utilizes these non-GAAP financial measures to internally analyze and assess financial results and performance. These measures are also considered useful by management as an additional resource for investors to evaluate the Company's ongoing results and trends, as well as its performance, excluding non-cash income or gains related to the OBDE Merger. The presentation of non-GAAP measures is not intended to be a substitute for financial results prepared in accordance with GAAP and should not be considered in isolation.

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES
(Amounts in thousands, except share and per share amounts)

	As of September 30, 2026 (Unaudited)	As of June 30, 2026 (Unaudited)	As of September 30, 2025 (Unaudited)
Assets
Investments at fair value:
Non-controlled, non-affiliated investments (amortized cost of $12,900,974, $12,793,396, and $14,887,896, respectively)	$12,588,183	$12,439,882	$14,868,718
Non-controlled, affiliated investments (amortized cost of $171,708 and $190,543, and $117,120, respectively)	119,861	142,746	74,987
Controlled, affiliated investments (amortized cost of $2,161,089, and $2,129,577, and $2,044,382, respectively)	2,387,883	2,372,421	2,192,843
Total investments at fair value (amortized cost of $15,233,771, $15,113,516, and $17,049,398, respectively)	15,095,927	14,955,049	17,136,548
Cash (restricted cash of $65,227, $20,399, and $46,999, respectively)	371,361	237,438	317,183
Foreign cash (cost of $1,836, $625, and $4,109, respectively)	1,814	611	4,116
Interest and dividend receivable	94,777	91,333	105,395
Receivable from a controlled affiliate	31,873	33,012	25,165
Prepaid expenses and other assets	40,552	37,161	16,684
Total Assets	$15,636,304	$15,354,604	$17,605,091
Liabilities
Debt (net of unamortized debt issuance costs of $91,962, $101,772, and $100,312, respectively)	$8,134,655	$7,903,533	$9,528,525
Distribution payable	151,909	152,874	189,088
Management fee payable	55,963	57,348	62,098
Incentive fee payable	34,371	36,156	38,822
Payables to affiliates	4,937	8,457	12,842
Payable for investments purchased	51,315	—	9,997
Accrued expenses and other liabilities	188,252	164,477	152,448
Total Liabilities	$8,621,402	$8,322,845	$9,993,820
Commitments and contingencies (Note 8)
Net Assets
Common shares $0.01 par value, 1,000,000,000 shares authorized; 490,029,636, 493,142,569, and 511,048,237 shares issued and outstanding, respectively	$4,900	$4,931	$5,111
Additional paid-in-capital	7,406,868	7,442,001	7,673,114
Accumulated undistributed (overdistributed) earnings	(396,866)	(415,173)	(66,954)
Total Net Assets	$7,014,902	$7,031,759	$7,611,271
Total Liabilities and Net Assets	$15,636,304	$15,354,604	$17,605,091
Net Asset Value Per Share	$14.32	$14.26	$14.89
______________________
Refer to “Note 8 — Commitments and Contingencies” within the 10-Q for additional details.

CONSOLIDATED STATEMENTS OF OPERATIONS
(Amounts in thousands, except share and per share amounts)
(Unaudited)

	For the Three Months Ended			For the Nine Months Ended
	September 30,	June 30,	September 30,	September 30,	September 30,
	2026	2026	2025	2026	2025
Investment Income
Investment income from non-controlled, non-affiliated investments:
Interest income	$276,043	$272,242	$349,053	$840,209	$1,090,278
Payment-in-kind (“PIK”) interest income	26,333	29,145	28,072	82,712	93,045
Dividend income	20,336	17,971	22,224	58,516	64,565
Other income	4,561	19,960	4,003	27,679	14,861
Total investment income from non-controlled, non-affiliated investments	327,273	339,318	403,352	1,009,116	1,262,749
Investment income from non-controlled, affiliated investments:
Interest income	—	310	432	702	1,266
PIK interest income	—	169	844	257	2,748
Dividend income	2,293	3,575	16	9,063	571
Other income	7	24	26	57	96
Total investment income from non-controlled, affiliated investments	2,300	4,078	1,318	10,079	4,681
Investment income from controlled, affiliated investments:
Interest income	11,178	10,638	10,442	29,813	29,241
PIK interest income	2,336	2,272	—	8,767	—
Dividend income	48,764	44,678	37,920	131,631	106,794
Other income	205	358	33	766	89
Total investment income from controlled, affiliated investments	62,483	57,946	48,395	170,977	136,124
Total Investment Income	392,056	401,342	453,065	1,190,172	1,403,554
Operating Expenses
Interest expense	$123,997	$122,983	$151,019	$381,296	$451,122
Management fees, net(1)	55,962	57,346	62,096	174,001	188,840
Performance based incentive fees	34,371	36,156	38,822	102,939	123,500
Professional fees	4,251	4,305	4,052	12,762	11,122
Directors' fees	445	445	633	1,335	1,273
Other general and administrative	2,888	3,222	3,267	9,195	10,477
Total Operating Expenses	221,914	224,457	259,889	681,528	786,334
Net Investment Income (Loss) Before Taxes	170,142	176,885	193,176	508,644	617,220
Income tax expense (benefit), including excise tax expense (benefit)	3,216	712	3,092	6,375	9,124
Net Investment Income (Loss) After Taxes	$166,926	$176,173	$190,084	$502,269	$608,096
Net Realized and Change in Unrealized Gain (Loss)
Net change in unrealized gain (loss):
Non-controlled, non-affiliated investments	$43,004	$(110,049)	$(65,542)	$(231,470)	$5,222
Non-controlled, affiliated investments	(4,051)	(9,673)	(25,856)	10,040	(41,267)
Controlled, affiliated investments	(16,050)	20,372	27,818	46,752	61,913
Translation of assets and liabilities in foreign currencies and other transactions	(8,931)	4,049	(505)	(8,151)	16,862
Income tax (provision) benefit	(1,149)	(207)	(1,490)	(649)	(3,252)
Total Net Change in Unrealized Gain (Loss)	12,823	(95,508)	(65,575)	(183,478)	39,478
Net realized gain (loss):
Non-controlled, non-affiliated investments	$(10,243)	$(9,477)	$(1,298)	$(9,047)	$(132,396)
Non-controlled, affiliated investments	—	1,427	—	(37,795)	—
Controlled, affiliated investments	—	(6,032)	—	(62,388)	—
Foreign currency transactions	10,552	(844)	4,970	11,854	(6,858)

Total Net Realized Gain (Loss)	309	(14,926)	3,672	(97,376)	(139,254)
Total Net Realized and Change in Unrealized Gain (Loss)	13,132	(110,434)	(61,903)	(280,854)	(99,776)
Net Increase (Decrease) in Net Assets Resulting from Operations	$180,058	$65,739	$128,181	$221,415	$508,320
Earnings Per Share - Basic and Diluted	$0.37	$0.13	$0.25	$0.45	$1.01
Weighted Average Shares Outstanding - Basic and Diluted	492,260,158	495,377,115	511,048,237	495,489,300	505,700,153
______________________
Refer to “Note 3 — Agreements and Related Party Transactions” within the 10-Q for additional details on management fee waiver.

NON-GAAP FINANCIAL MEASURES
On a supplemental basis, the Company is disclosing certain adjusted financial measures, each of which is calculated and presented on a basis of methodology other than in accordance with GAAP (“non-GAAP”). The Company's management utilizes these non-GAAP financial measures to internally analyze and assess financial results and performance. These measures are also considered useful by management as an additional resource for investors to evaluate the Company's ongoing results and trends, as well as its performance, excluding non-cash income or gains related to the OBDE Merger. The presentation of non-GAAP measures is not intended to be a substitute for financial results prepared in accordance with GAAP and should not be considered in isolation.

•“Adjusted Total Investment Income” and “Adjusted Total Investment Income Per Share”: represents total investment income excluding any amortization or accretion of interest income resulting solely from the cost basis established by ASC 805 (see below) for the assets acquired in connection with the OBDE Merger.
•“Adjusted Net Investment Income” and “Adjusted Net Investment Income Per Share”: represents net investment income, excluding any amortization or accretion of interest income resulting solely from the cost basis established by ASC 805 (see below) for the assets acquired in connection with the OBDE Merger.
•“Adjusted Net Realized and Unrealized Gains (Losses)” and “Adjusted Net Realized and Unrealized Gains (Losses) Per Share”: represents net realized and unrealized gains (losses) excluding any net realized and unrealized gains (losses) resulting solely from the cost basis established by ASC 805 (see below) for the assets acquired in connection with the OBDE Merger.
•“Adjusted Net Increase (Decrease) in Net Assets Resulting from Operations” and “Adjusted Net Increase (Decrease) in Net Assets Resulting from Operations Per Share”: represents the sum of (i) Adjusted Net Investment Income and (ii) Adjusted Net Realized and Unrealized Gains (Losses).

The OBDE Merger was accounted for as an asset acquisition in accordance with the asset acquisition method of accounting as detailed in ASC 805-50, Business Combinations—Related Issues (“ASC 805”). The consideration paid to the stockholders of OBDE was allocated to the individual assets acquired and liabilities assumed based on the relative fair values of the net identifiable assets acquired other than “non-qualifying” assets, which established a new cost basis for the acquired investments under ASC 805 that, in aggregate, was different than the historical cost basis of the acquired investments prior to the OBDE Merger. Additionally, immediately following the completion of the OBDE Merger, the acquired investments were marked to their respective fair values under ASC 820, Fair Value Measurements, which resulted in unrealized appreciation/depreciation. The new cost basis established by ASC 805 on debt investments acquired will accrete/amortize over the life of each respective debt investment through interest income, with a corresponding adjustment recorded to unrealized appreciation/depreciation on such investment acquired through its ultimate disposition. The new cost basis established by ASC 805 on equity investments acquired will not accrete/amortize over the life of such investments through interest income and, assuming no subsequent change to the fair value of the equity investments acquired and disposition of such equity investments at fair value, the Company will recognize a realized gain/loss with a corresponding reversal of the unrealized appreciation/depreciation on disposition of such equity investments acquired.

The Company’s management uses the non-GAAP financial measures described above internally to analyze and evaluate financial results and performance and to compare its financial results with those of other business development companies that have not adjusted the cost basis of certain investments pursuant to ASC 805. The Company’s management believes “Adjusted Total Investment Income”, “Adjusted Total Investment Income Per Share”, “Adjusted Net Investment Income” and “Adjusted Net Investment Income Per Share” are useful to investors as an additional tool to evaluate ongoing results and trends for the Company without giving effect to the income resulting from the new cost basis of the investments acquired in the OBDE Merger because these amounts do not impact the fees payable to Blue Owl Credit Advisors LLC (the “Adviser”) under the fourth amended and restated investment advisory agreement (the “Investment Advisory Agreement”) between the Company and the Adviser, and specifically as it relates to “Adjusted Net Investment Income” and “Adjusted Net Investment Income Per Share”. In addition, the Company’s management believes that “Adjusted Net Realized and Unrealized Gains (Losses)”, “Adjusted Net Realized and Unrealized Gains (Losses) Per Share”, “Adjusted Net Increase (Decrease) in Net Assets Resulting from Operations” and “Adjusted Net Increase (Decrease) in Net Assets Resulting from Operations Per Share” are useful to investors as they exclude the non-cash income and gain/loss resulting from the

OBDE Merger and are used by management to evaluate the economic earnings of its investment portfolio. Moreover, these metrics more closely align the Company’s key financial measures with the calculation of incentive fees payable to the Adviser under the Investment Advisory Agreement (i.e., excluding amounts resulting solely from the lower cost basis of the acquired investments established by ASC 805 that would have been to the benefit of the Adviser absent such exclusion).

The following table provides a reconciliation of total investment income (the most comparable U.S. GAAP measure) to adjusted total investment income for the periods presented:

	For the Three Months Ended
($ in millions, except per share amounts)	September 30, 2026		June 30, 2026		September 30, 2025
	Amount	Per Share	Amount	Per Share	Amount	Per Share
Total investment income	$392	$0.80	$401	$0.81	$453	$0.89
Less: purchase discount amortization	(5)	(0.01)	(6)	(0.01)	(7)	(0.01)
Adjusted total investment income(1)	$387	$0.79	$396	$0.80	$446	$0.87

The following table provides a reconciliation of net investment income (the most comparable U.S. GAAP measure) to adjusted net investment income for the periods presented:

	For the Three Months Ended
($ in millions, except per share amounts)	September 30, 2026		June 30, 2026		September 30, 2025
	Amount	Per Share	Amount	Per Share	Amount	Per Share
Net investment income	$167	$0.34	$176	$0.36	$190	$0.37
Less: purchase discount amortization	(5)	(0.01)	(6)	(0.01)	(7)	(0.01)
Adjusted net investment income(1)	$162	$0.33	$171	$0.34	$183	$0.36

The following table provides a reconciliation of net realized and unrealized gains (losses) (the most comparable U.S. GAAP measure) to adjusted net realized and unrealized gains (losses) for the periods presented:

	For the Three Months Ended
($ in millions, except per share amounts)	September 30, 2026		June 30, 2026		September 30, 2025
	Amount	Per Share	Amount	Per Share	Amount	Per Share
Net realized and unrealized gains (losses)	$13	$0.03	$(110)	$(0.22)	$(62)	$(0.12)
Net change in unrealized (appreciation) depreciation due to the purchase discount	5	0.01	5	0.01	7	0.01
Realized gain (loss) due to the purchase discount(2)	—	—	1	—	—	—
Adjusted net realized and unrealized gains (losses)(1)	$18	$0.04	$(105)	$(0.21)	$(55)	$(0.11)

The following table provides a reconciliation of net increase (decrease) in net assets resulting from operations (the most comparable U.S. GAAP measure) to adjusted net increase (decrease) in net assets resulting from operations for the periods presented:

	For the Three Months Ended
($ in millions, except per share amounts)	September 30, 2026		June 30, 2026		September 30, 2025
	Amount	Per Share	Amount	Per Share	Amount	Per Share
Net increase (decrease) in net assets resulting from operations	$180	$0.37	$66	$0.13	$128	$0.25
Less: purchase discount amortization	(5)	(0.01)	(6)	(0.01)	(7)	(0.01)
Net change in unrealized (appreciation) depreciation due to the purchase discount	5	0.01	5	0.01	7	0.01
Realized gain (loss) due to the purchase discount(2)	—	—	1	—	—	—
Adjusted net increase (decrease) in net assets resulting from operations(1)	$180	$0.37	$66	$0.13	$128	$0.25
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(1) Totals may not sum due to rounding.
(2) Per share amounts round down to less than $0.01.